Exhibit 99.1
DemandTec Announces First Quarter Fiscal Year 2011 Financial Results
SAN MATEO, Calif. — July 1, 2010 — DemandTec, Inc. (NASDAQ: DMAN), a leading provider of on-demand optimization solutions for retailers and consumer products manufacturers, today announced financial results for the first quarter of fiscal year 2011 ended May 31, 2010.
“During our first quarter we remained committed to DemandTec’s strategy to deliver mission critical software services that help drive sales, profit, volume and customer loyalty for our retail and consumer products company customers,” said Dan Fishback, President and Chief Executive Officer of DemandTec. “Our strategy of providing embedded customer insights in our software services with brand, category and item-level insights has resonated strongly with our customers and prospects, which gives us confidence that our software services will continue to help play a significant role in their ongoing success,” added Mr. Fishback.
First Quarter Financial Highlights
Revenue:
•	Revenue was $18.0 million in the first quarter of fiscal 2011, compared to $19.5 million in the first quarter of fiscal 2010 and $19.6 million in the fourth quarter of fiscal 2010.
Gross Profit:
•	GAAP gross profit was $10.9 million in the first quarter of fiscal 2011, compared to a gross profit of $12.8 million in the first quarter of fiscal 2010.

•	Non-GAAP gross profit, which excludes stock-based compensation expense and amortization of purchased intangibles, was $11.7 million in the first quarter of fiscal 2011, a decrease of 14% from the first quarter of fiscal 2010 and representing a non-GAAP gross margin of 65.1%.
GAAP Operating and Net Loss:
•	Loss from operations was $5.9 million in the first quarter of fiscal 2011, compared to a loss from operations of $4.0 million in the first quarter of fiscal 2010.

•	Net loss was $5.9 million, or ($0.20) per share in the first quarter of fiscal 2011, compared to a net loss of $3.7 million, or ($0.13) per share, in the first quarter of fiscal 2010.
Non-GAAP Operating and Net Income/Loss:
•	Non-GAAP net loss from operations, which excludes $2.4 million in stock-based compensation expense and $757,000 in amortization of purchased intangible assets, was $2.7 million in the first quarter of fiscal 2011, compared to a non-GAAP operating loss of $236,000 in the first quarter of fiscal 2010.

•	Non-GAAP net loss was $2.7 million, or $0.09 per diluted share, in the first quarter of fiscal 2011, compared to non-GAAP net income of $29,000, or $0.00 per diluted share, in the first quarter of fiscal 2010.

Cash:
•	Cash, cash equivalents and marketable securities at the end of the first quarter of fiscal 2011 totaled $61.3 million, a decrease of approximately $6.0 million from the end of the fourth quarter of fiscal 2010.

•	For the first quarter of fiscal year 2011, the company used $4.4 million cash in operations and invested $968,000 in capital expenditures, resulting in a negative free cash flow of $5.3 million.
Conference Call Information
DemandTec will host a conference call today, July 1, 2010, at 5:00 p.m. ET (2:00 p.m. PT) to discuss the company’s financial results and financial guidance. Those interested in participating in the call should dial 866-225-8754. A replay of the conference call will be available by calling 303-590-3030 using passcode 4313171 starting at approximately 8:00 p.m. ET on Thursday, July 1, 2010 and ending on Thursday, July 8, 2010. In addition, an archived webcast will be available on the Investor Relations page of the company’s website at http://investor.demandtec.com.
About DemandTec
DemandTec (NASDAQ: DMAN) enables retailers and consumer products companies to optimize merchandising and marketing decisions, individually or collaboratively, to achieve their sales volume, revenue, shopper loyalty, and profitability objectives. DemandTec software services utilize DemandTec’s science-based software platform to model and understand consumer behavior. DemandTec customers include more than 230 leading retailers and consumer products manufacturers such as Ahold USA, Best Buy, ConAgra Foods, Delhaize America, General Mills, H-E-B Grocery Co., The Home Depot, Hormel Foods, Monoprix, PETCO, Safeway, Sara Lee, Target, Walmart, and WH Smith. Connected via the DemandTec TradePoint Network™, DemandTec customers have collaborated on more than 3.25 million trade deals.
Forward-Looking Statements
This press release contains forward-looking statements regarding DemandTec’s expectations, hopes, plans, intentions or strategies, including statements about the company’s future financial performance, financial condition or results of operations, statements as to the plans of management for future operations, and statements as to management’s beliefs regarding the market’s interest in DemandTec’s services. We may, in some cases, use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” and similar expressions to identify these forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include changes in our pricing policies or those of our competitors, fluctuations in demand for our software, our ability to develop and implement in a timely manner new software and enhancements that meet customer requirements, customer timely payment of invoices, any significant changes in the competitive dynamics of our market, including new entrants or substantial discounting of products, general economic conditions in the retail and consumer products markets, the impact of the recent global economic crisis or other adverse economic conditions, and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (“SEC”). More information about these and other risks that may impact DemandTec’s business are set forth in DemandTec’s Annual Report on Form 10-K, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future products, features or related specifications that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. DemandTec reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Measures” as well as the related tables. We anticipate disclosing forward-looking non-GAAP financial information in our conference call to discuss our first quarter fiscal year 2011 results, including an estimate of revenue, non-GAAP operating income and net earnings per share for the second quarter and full year fiscal 2011 that excludes stock-based compensation expenses and amortization of purchased intangible assets. We cannot readily estimate our expected stock-based compensation expenses for these future periods, as they depend upon such factors as our future stock price for purposes of computation.
DemandTec Investor Contact:
Tim Shanahan
(650) 645-7103
tim.shanahan@demandtec.com
DemandTec Media Contact:
Armen Najarian
(650) 645-7170
armen.najarian@demandtec.com
DemandTec and the DemandTec logo are registered trademarks of DemandTec, Inc. DemandTec TradePoint Network is a trademark of DemandTec, Inc.
Source: DemandTec, Inc. (DMAN)

	DemandTec, Inc.
	Condensed Consolidated Balance Sheets
	(in thousands)
	May 31,	February 28,
	2010	2010
	(Unaudited)
Current assets:
Cash and cash equivalents	$13,721	$21,335
Marketable securities	41,776	36,068
Accounts receivable, net of allowances	13,620	13,984
Other current assets	3,552	3,127

Total current assets	72,669	74,514

Marketable securities, non-current	5,778	9,881
Property, equipment and leasehold improvements, net	4,977	4,777
Intangible assets	3,577	4,328
Goodwill	16,599	16,599
Other assets	760	563

Total assets	$104,360	$110,662

Current liabilities:
Accounts payable and accrued expenses	$11,461	$12,441
Deferred revenue	36,707	38,462
Notes payable, current	8	434
Merger consideration payable	1,000	1,000

Total current liabilities	49,176	52,337

Deferred revenue, non-current	346	459
Other long-term liabilities	1,075	928

Stockholders’ equity:
Common stock	147,827	145,629
Accumulated other comprehensive income	1,021	527
Accumulated deficit	(95,085)	(89,218)

Total stockholders’ equity	53,763	56,938

Total liabilities and stockholders’ equity	$104,360	$110,662

	DemandTec, Inc.
	Condensed Consolidated Statements of Operations
	(in thousands, except per share data)
	(unaudited)
	Three Months Ended May 31,
	2010	2009

Revenue	$18,045	$19,545
Cost of revenue	7,114	6,704

Gross profit	10,931	12,841

Operating expenses:
Research and development	7,772	8,156
Sales and marketing	6,325	5,431
General and administrative	2,412	2,374
Restructuring charges	—	278
Amortization of purchased intangible assets	292	589

Total operating expenses	16,801	16,828

Loss from operations	(5,870)	(3,987)
Other income, net	26	284

Loss before provision for income taxes	(5,844)	(3,703)
Provision for income taxes	23	19

Net loss	$(5,867)	$(3,722)

Net loss per share — basic and diluted	$(0.20)	$(0.13)

Weighted average shares used in per share calculation, basic and diluted	29,777	28,157

	DemandTec, Inc.
	Condensed Consolidated Statements of Cash Flows
	(in thousands)
	(unaudited)
	Three Months Ended May 31,
	2010	2009
Operating activities:
Net loss	$(5,867)	$(3,722)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	768	768
Stock-based compensation expense	2,449	2,418
Amortization of purchased intangible assets	757	1,055
Provision for doubtful accounts	460	—
Other	(87)	(13)
Changes in operating assets and liabilities:
Accounts receivable	(133)	6,740
Prepaid expenses and other current assets	201	(48)
Other assets	(197)	270
Accounts payable and accrued liabilities	860	1,269
Accrued compensation	(1,701)	(1,998)
Deferred revenue	(1,868)	(7,353)

Net cash used in operating activities	(4,358)	(614)

Investing activities:
Acquisition of Connect3	—	(11,343)
Purchases of property, equipment, and leasehold improvements	(968)	(242)
Purchase of marketable securities	(16,450)	(18,989)
Maturities of marketable securities	14,845	26,500

Net cash used in investing activities	(2,573)	(4,074)

Financing activities:
Proceeds from issuance of common stock	686	845
Payment of employee withholding tax in lieu of issuing common stock	(937)	—
Payments on notes payable	(426)	(1,288)

Net cash used in financing activities	(677)	(443)

Effect of exchange rate changes on cash and cash equivalents	(6)	17

Net decrease in cash and cash equivalents	(7,614)	(5,114)
Cash and cash equivalents at beginning of period	21,335	33,572

Cash and cash equivalents at end of period	$13,721	$28,458

	DemandTec, Inc.
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(in thousands, except per share data)
	(unaudited)
	Three Months Ended May 31,
	2010	2009

GAAP cost of revenue	$7,114	$6,704
Deduct:
Stock-based compensation	(352)	(418)
Amortization of purchased intangible assets	(465)	(466)

Non-GAAP cost of revenue	$6,297	$5,820

GAAP gross profit	$10,931	$12,841
Add back:
Stock-based compensation	352	418
Amortization of purchased intangible assets	465	466

Non-GAAP gross profit	$11,748	$13,725

GAAP gross margin	60.6%	65.7%
Add back:
Stock-based compensation	1.9%	2.1%
Amortization of purchased intangible assets	2.6%	2.4%

Non-GAAP gross margin	65.1%	70.2%

GAAP research and development expense	$7,772	$8,156
Deduct stock-based compensation	(705)	(856)

Non-GAAP research and development expense	$7,067	$7,300

GAAP sales and marketing expense	$6,325	$5,431
Deduct stock-based compensation	(732)	(619)

Non-GAAP sales and marketing expense	$5,593	$4,812

GAAP general and administrative expense	$2,412	$2,374
Deduct stock-based compensation	(660)	(525)

Non-GAAP general and administrative expense	$1,752	$1,849

GAAP total operating expense	$16,801	$16,828
Deduct:
Stock-based compensation	(2,097)	(2,000)
Restructuring charges	—	(278)
Amortization of purchased intangible assets	(292)	(589)

Non-GAAP total operating expense	$14,412	$13,961

GAAP loss from operations	$(5,870)	$(3,987)
Add back:
Stock-based compensation	2,449	2,418
Restructuring charges	—	278
Amortization of purchased intangible assets	757	1,055

Non-GAAP loss from operations	$(2,664)	$(236)

GAAP net loss	$(5,867)	$(3,722)
Add back:
Stock-based compensation	2,449	2,418
Restructuring charges	—	278
Amortization of purchased intangible assets	757	1,055

Non-GAAP net income (loss)	$(2,661)	$29

GAAP net loss per share	$(0.20)	$(0.13)
Non-GAAP net income (loss) per share	$(0.09)	$0.00

GAAP weighted average shares outstanding	29,777	28,157
Add back dilutive effect of common stock equivalents on non-GAAP net income	—	4,022

Non-GAAP weighted average shares outstanding	29,777	32,179

GAAP cash flow from operations	$(4,358)	$(614)
Deduct purchases of property, equipment and leasehold improvements	(968)	(242)

Non-GAAP free cash flow	$(5,326)	$(856)

Use of Non-GAAP Financial Measures
The accompanying press release dated July 1, 2010 contains non-GAAP financial measures. The above table reconciles the non-GAAP financial measures in the press release to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP measures include non-GAAP cost of revenue, gross profit, gross margin, operating expenses, loss from operations, net income (loss), net income (loss) per share amounts, weighted average shares outstanding, and free cash flow.
Our non-GAAP financial measures exclude costs and expenses for (i) amortization of purchased intangibles, (ii) stock-based compensation and (iii) restructuring charges
     Amortization of Purchased Intangible Assets. In accordance with GAAP, we amortize intangible assets acquired in connection with our company and technology acquisitions over the estimated useful lives of the assets. In the case of in-process research and development costs, there is no estimated useful life and, as such, we amortize these costs in full upon the closing of the related acquisition. We exclude the amortization of purchased intangible assets from our non-GAAP financial measures because they (i) result from prior acquisitions, rather than the ongoing operating performance of our business, and (ii) absent additional acquisitions, are expected to decline over time as the remaining carrying amounts of these assets are amortized. We believe excluding these costs helps investors compare our financial performance with that of other companies with different acquisition histories. However, we recognize that amortization costs provide a helpful measure of the financial impact and performance of prior acquisitions and consider our non-GAAP financial measures in conjunction with our GAAP financial results that include amortization costs.
     Stock-Based Compensation Expenses. We exclude stock-based compensation expense associated with equity incentives granted to employees and non-executive directors in our non-GAAP financial measures. While stock-based compensation is a significant component of our expenses, we believe that investors may wish to exclude the effects of stock-based compensation expense in comparing our financial performance with that of other companies.
     Restructuring Charges. We have excluded restructuring charges associated with a reduction in our workforce as a result of synergies gained through our acquisition of Connect3 Systems, Inc., and with an office closure in our non-GAAP financial measures for the first quarter of fiscal 2010. We have excluded expenses associated with these actions because they are non-recurring and because we believe investors may wish to exclude the effects of these actions in evaluating our financial performance for the quarter.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, GAAP financial measures, which should be considered as the primary financial metrics for evaluating our financial performance. Significantly, non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. In addition, our non-GAAP financial measures differ from GAAP measures with the same names, may vary over time and may differ from non-GAAP financial measures with the same or similar names used by other companies. Accordingly, investors should exercise caution when evaluating our non-GAAP financial measures.